SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 31,2001

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                 333-01173                84-0467907
(State or other jurisdiction      (Commission File        (IRS Employer
 of incorporation)                Number)                 Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado       80111
(Address of principal executive offices)                  (Zip Code)

(303) 737-3000
(Registrant's telephone number, including area code)
--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number Title 99
Great-West Lifeco Press Release dated October 31, 2001


ITEM 9. REGULATION FD DISCLOSURE

On October 31, 2001, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the third quarter and first nine months of 2001. The press release includes a discussion of the financial results of Great-West Life & Annuity Insurance Company, the operating subsidiary of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.




                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 31, 2001



                                            GREAT-WEST LIFE & ANNUITY
                                            INSURANCE COMPANY

                                            By:_/s/ Richard G. Schultz

                                            Name: Richard G. Schultz

                                            Title: Vice President,
                                                   Counsel
                                                   and Associate Secretary

            Great-West Lifeco reports strong third quarter results

Winnipeg, October 31, 2001 ... Great-West Lifeco Inc. has reported net income attributable to common shareholders of $563 million or $1.516 per share for the nine months ended September 30, 2001, an increase of 21% over 2000. This result is before two specific adjustments, comprised of a third-quarter claims provision in Canadian Operations of $73 million from the United States disaster of September 11, 2001, and the previously reported second-quarter non-recurring charge of $164 million in U.S. Operations associated with Alta Health and Life Insurance Company (Alta). These adjustments represent $0.199 per common share and $0.440 per common share, respectively. For the third quarter, net income attributable to common shareholders before adjustments was $197 million or $0.533 per share, compared to $164 million or $0.440 per share in 2000.

Including all charges, total net income attributable to common shareholders, for the nine months ended September 30, 2001, was $326 million or $0.877 per share, compared with $469 million or $1.254 per share in 2000. For the third quarter, net income attributable to common shareholders including all charges was $124 million or $0.334 per share, compared to $164 million or $0.440 per share in 2000.


Highlights
o   Total premiums and deposits were up 6%.
o Charges for claims provisions from the United States disaster of September 11, 2001 included in third quarter results for common shareholders were $73 million, essentially related to the reinsurance business associated with Canadian operations.
o Return on common shareholders' equity on an adjusted basis was 19.6% for the twelve months ended September 30, 2001.
o Dividends paid on common shares for nine months of 2001 were 20% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West) in Canada and Great-West Life & Annuity (GWL&A) in the United States, together with Lifeco's corporate results.


                                                                          .../2


For the nine months ended September 30, 2001, adjusted consolidated net earnings attributable to common shareholders from Lifeco's Canadian Operations were up 26% to $237 million, compared to a year ago. This Canadian adjusted result excludes, for comparability, a third-quarter charge of $73 million related to claims provisions from the U.S. disaster of September 11, 2001, essentially related to the reinsurance business.

For the nine months ended September 30, 2001, Canadian consolidated net earnings of Lifeco attributable to common shareholders, including the September 11, 2001 related charges, were $164 million compared to $189 million a year ago, and $9 million for the third quarter of 2001 compared to $65 million in 2000.

In the United States for the nine months ended September 30, 2001, GWL&A's adjusted net operating earnings, before Alta charges, increased 19% to US $220 million. Translated to equivalent Canadian dollars, Lifeco's United States consolidated net earnings before Alta charges were $326 million, compared to $280 million a year ago, an increase of 17%.

The United States adjusted results above do not include a non-recurring charge of $132 million after tax or operating losses of $32 million recognized in the second quarter of 2001, both associated with Alta, a wholly-owned subsidiary of GWL&A.

GWL&A's net operating earnings, including Alta charges, were US $114 million for the nine months ended September 30, 2001. Translated to equivalent Canadian dollars Lifeco's United States consolidated net earnings were $162 million.

For the third quarter, GWL&A's net operating earnings increased 19% to US $78 million. Translated to equivalent Canadian dollars, Lifeco's United States consolidated net earnings were $115 million, compared to $99 million a year ago, an increase of 16%.


The Great-West Life Assurance Company

Developments

o Great-West and London Life began giving clients access to highly trained investment counsellors previously available only to institutional clients. Associated with either GWL Investment Management Ltd. or London Life Investment Management, these investment counsellors will provide asset-mix recommendations and portfolio advice for select clients.

o Quadrus Investment Services, the expanded mutual fund dealer introduced late last year, is experiencing faster than anticipated growth in the number of Great-West investment representatives transferring their mutual fund registrations to Quadrus. With more than 2,000 registered investment representatives, Quadrus is one of the largest mutual fund dealers in Canada, serving Great-West and Freedom 55 Financial investment representatives.

o Great-West and London Life introduced marketing materials designed to educate clients on the various types and uses of life insurance. As well, term insurance sales grew by more than 10 per cent this quarter, reflecting reduced premium rates introduced earlier this year.






                                                                          .../3


o Freedom 55 Financial's seven training centres across Canada are seeing excellent training results in their first year of operation. Approximately 600 financial security advisors are expected to graduate in 2001 from the intensive nine-week training program, exceeding the goals set for the year.

Results
"The events of this quarter highlight the strengths inherent in the diversity and quality of our business," says Raymond L. McFeetors, President & Chief Executive Officer, Great-West Life. "While sales in our individual lines reflected the continuing soft markets, persistency - a characteristic of our advisor-based business and a reflection of client satisfaction - was excellent. On the group insurance side, persistency also played a role in our continuing strong performance, as did the price rationalization we're seeing in the marketplace."

Total premiums and deposits for the nine months ended September 30, 2001 were down 1% overall from 2000 levels. Risk-based product premiums were up 15% including a 29% increase in reinsurance and specialty general premiums. Self-funded premium equivalents (ASO contracts) were up 13%, while segregated funds deposits were down 13% for individual products largely due to the investment climate, and down 50% for group products reflecting the uneven incidence of large case sales between years.

Fee income increased 11% in the nine months ended September 30, 2001 compared to 2000, largely associated with increased ASO contract volumes.

Total assets under administration at September 30, 2001 were $51.7 billion, essentially unchanged from December 31, 2000.


Great-West Life & Annuity Insurance Company

Developments

o BenefitsCorp continued to build on its position as the number one provider of services to the state government defined contribution market. The Company was selected from 10 bidders to administer Orange County's (California) 457, 401(a) and new 3121 defined contribution plans. The Orange County plan has 13,000 participants and $400 million (US$) in assets. The Company was also awarded an eight-year contract renewal for the State of Louisiana Public Employees Deferred Compensation Plan. BenefitsCorp has been the Plan's administrator since 1987.

o BenefitsCorp's newest service offering (EducatorsMoney) targeting the education marketplace unveiled its new Web site - www.educatorsmoney.com . The Web site will enable educators to self-manage their retirement accounts via the Internet.

o The Great-West family of companies donated $200,000 to the relief efforts underway in New York City from the September 11 attacks. Both the City of New York and Uniformed Fire Officers Association are clients of BenefitsCorp.

o The Company introduced a new managed care product, OnePlan, in July. Customer interest in the new product is encouraging, with a number of cases sold. Two sales - to the City of Memphis and to Scripts, one of the country's most prominent hospital/medical professional organizations - added almost 14,500 new health plan members.




                                                                          .../4



Results
"Any comments I would make concerning the quarter are clearly overshadowed by the tragedy of September 11 and the chain of events that followed," said William
T. McCallum, President & Chief Executive Officer, Great-West Life & Annuity (GWL&A). "We were relieved that none of our New York based employees suffered physical injury - we were saddened to realize that all of our customers were not so fortunate. Both the Country and your Company are exhibiting great resilience as we move forward with "business as close to usual" as possible."

"The results for the quarter reflect the strength of our well-diversified business base and the strong fundamentals of our operating units."

The 6% increase in US $ premium income and deposits for the nine months ended September 30, 2001 was comprised of growth in Employee Benefits of US $368 million and an increase in Financial Services premium income and deposits of US $78 million. The increase in the Employee Benefits segment is due to the increase in ASO equivalents reflecting higher claims volume, while the increase in the Financial Services segment is primarily due to increased single premium in the public non-profit business and a large Bank-Owned Life Insurance (BOLI) case placed in the third quarter of 2001.

Fee income is derived from the management of segregated funds assets and the administration of Group health ASO business. The increase in year-to-date fee income in 2001 of 18% reflects price increases associated with ASO business.

Total assets under administration increased 2% to $42.1 billion at September 30, 2001 compared with December 31, 2000, mostly due to the change in foreign exchange rates.


Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.205 per share on the common shares of the Company payable December 31, 2001 to shareholders of record at the close of business December 17, 2001.

In addition, the Directors approved quarterly dividends on the preferred shares of the Company: o Series B First Preferred Shares $0.465625 per share; o Series C First Preferred Shares $0.484375 per share; and o Series D First Preferred Shares $0.293750 per share payable December 31, 2001 to shareholders of record at the close of business December 17, 2001 o Class A, Series 1 Preferred Shares $0.3125 per share payable January 31, 2002 to shareholders of record at the close of business January 17, 2002.

Financial highlights and the September 30, 2001 interim unaudited consolidated financial statements are attached.



                                                                          .../5



Great-West Lifeco

Great-West Lifeco Inc. is a financial services holding company with interests in the life insurance, health insurance, retirement savings, reinsurance and specialty general insurance businesses, primarily in Canada and the United States. Lifeco's subsidiaries - The Great-West Life Assurance Company in Canada and Great-West Life & Annuity Insurance Company in the United States - serve the financial security needs of more than 14 million people. Lifeco and its companies have more than $93 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.


Forward-looking statements
This release may contain forward-looking statements about future operations, financial results, objectives and strategies of the Company. Forward-looking statements are typically identified by the words "believe", "expect", "anticipate", "intend", "estimate" and other similar expressions.


These statements are necessarily based on estimates and assumptions that are subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital market activity, interest rates and general economic conditions in Canada, North America or internationally.

These and other such factors should be taken into consideration when reading the Company's forward-looking statements.

Great-West  Lifeco's third quarter analyst  teleconference will be held November
1,    10:00   a.m.    (Eastern).    The   call   can   be    accessed    through
www.greatwestlifeco.com or by phone, through

                               -----------------------

listen-only  lines at  1-800-387-6216  or  416-405-9328  in  Toronto  (passcode:
Chantal).

A replay of the call will be available following the call until November 8, at 1-800-408-3053 or 416-695-5800 in Toronto (passcode: 936388).


                                     - end -




For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca

                        FINANCIAL HIGHLIGHTS (unaudited)
            (in millions of dollars except per common share amounts)

                                        2001                     2000
                               ----------------------- ------------------------
                               ----------------------- ------------------------
                               Canada   U.S.   Total    Canada   U.S.   Total   % Change
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
For the Nine Months Ended September 30

Premiums:
     Life insurance, guaranteed annuities
        and insured health     $2,986 $ 2,298 $ 5,284 $ 2,818  $ 2,441 $ 5,259       -%
        products
     Reinsurance and property   2,328       -   2,328    1,806       -   1,806       29%
        and casualty

Self-funded premium equivalents
     (ASO contracts)     (1)      924   6,684   7,608      819   5,657   6,476       17%

Segregated funds deposits:   (1)
     Individual products        1,215   1,057   2,272    1,402     839   2,241        1%
     Group products               700   2,878   3,578    1,394   2,770   4,164      -14%
                               ----------------------- ------------------------ ---------
                               ----------------------- ------------------------ ---------

Total premiums and deposits    $ 8,153 $ 12,917$21,070 $ 8,239  $11,707 $19,946       6%
                               ----------------------- ------------------------ ---------
                               ----------------------- ------------------------ ---------

Fee and other income              286   1,128   1,414      258     954   1,212       17%

Paid or credited to policyholder5,960   2,860   8,820    5,209   2,891   8,100        9%

Net income attributable to:
     Preferred shareholders        22       1      23       23       -      23        -%
     Common shareholders          164     162     326      189     280     469      -30%

Adjustments (2)                    73     164     237        -       -       -

Adjusted net income common shareho237rs   326     563      189     280     469       20%


-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Return on common shareholders' equity (12 months):

Net income                                      13.7%                    18.1%

Adjusted net income (2)                         19.6%                    18.1%

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Per Common Share

Basic earnings                                 $ 0.877                  $ 1.254     -30%

Diluted earnings                                0.862                    1.222      -29%

Adjustments (2)                                 0.639                        -

Adjusted basic earnings                         1.516                    1.254       21%

Dividends paid                                  0.575                    0.480       20%

Book value                                      10.16                     9.51        7%


-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
At September 30


Total assets                   $34,091 $ 24,057$58,148 $32,807  $22,647 $55,454       5%
Segregated funds assets     (1)  17,642  18,060 35,702  19,009  20,081  39,090       -9%
                               ----------------------- ------------------------ ---------
                               ----------------------- ------------------------ ---------
Total assets under             $51,733 $ 42,117$93,850 $51,816  $42,728 $94,544      -1%
   administration
                               ======================= ======================== =========
                               ======================= ======================== =========


Capital stock and surplus                      $ 4,287                  $ 4,075       5%


(1) Segregated funds deposits and self-funded premium equivalents (ASO contracts) The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts.

Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

(2) Results include:

a) A third quarter charge of $73 million after-tax or $0.199 per common share from the U.S. disaster of September 11, 2001, essentially related to the reinsurance business.

b) Special charges of $132 million plus related operating losses of $32 million for a total of $164 million after-tax or $0.440 per common share, both related to Alta Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary, previously reported at June 30, 2001, as part of the Company's United States Employee Benefits segment. The total impact of Alta on net income for the three months ended September 30, 2001 was negligible.

                 SUMMARY OF CONSOLIDATED OPERATIONS (unaudited)
            (in millions of dollars except earnings per common share)

                                                           for the three months    for the nine months
                                                            ended September 30      ended September 30
                                                          ----------------------- -----------------------
                                                          ----------------------- -----------------------
                                                             2001        2000        2001        2000

              Income
                 Premium income                              $ 2,545     $ 2,345     $ 7,612     $ 7,065
                 Net investment income                           892         941       2,736       2,747
                 Fee and other income                            485         419       1,414       1,212
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------
                                                               3,922       3,705      11,762      11,024
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------

              Benefits and Expenses
                 Paid or credited to policyholders and
                      beneficiaries including policyholder
                      dividends and experience refunds         2,994       2,730       8,820       8,100
                 Commissions                                     180         171         517         511
                 Operating expenses                              455         442       1,455       1,333
                 Premium taxes                                    40          32          89          93
                 Special charges (note 11)                         -           -         202           -
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------

              Net operating income before income taxes           253         330         679         987

                 Income taxes- current                            49         149         228         364
                             - future                             61         (17)         30          19
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------

              Net income before minority and other interests     143         198         421         604
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------

              Minority and other interests (note 3)               (4)         11          24          63
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------

              Net income before amortization of goodwill         147         187         397         541
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------

              Amortization of goodwill                            16          16          48          49
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------

              Net income                                       $ 131       $ 171       $ 349       $ 492
                                                          ===========  ========== =========== ===========
                                                          ===========  ========== =========== ===========

              Earnings per Common Share (note 5)

                 Basic                                       $ 0.334     $ 0.440     $ 0.877     $ 1.254
                                                          ===========  ========== =========== ===========
                                                          ===========  ========== =========== ===========

                 Diluted                                     $ 0.329     $ 0.426     $ 0.862     $ 1.222
                                                          ===========  ========== =========== ===========
                                                          ===========  ========== =========== ===========

              -------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------

              Summary of Net Income
                                                                               0                       1
                 Preferred shareholder dividends                 $ 7         $ 7        $ 23        $ 23

                 Net income - common shareholders                124         164         326         469
                                                          -----------  ---------- ----------- -----------
                                                          -----------  ---------- ----------- -----------

                 Net income                                    $ 131       $ 171       $ 349       $ 492
                                                          ===========  ========== =========== ===========
                                                          ===========  ========== =========== ===========

              Average number of shares outstanding - basic                        371,743,697 373,828,360
              Average number of shares outstanding - diluted                      378,222,013 402,440,720

              United States operating results during the first nine months of 2001 have been included at the average market rate of
              $1.5380 Canadian compared with $1.4720 Canadian in 2000.

                     CONSOLIDATED BALANCE SHEET (unaudited)
                            (in millions of dollars)

                                                    September 30,    December 31,     September 30,
                                                      2001             2000            2000
      Assets

      Bonds                                           $ 32,222        $ 30,326        $ 30,200
      Mortgage loans                                     8,404           8,787           8,799
      Stocks                                             1,374           1,133           1,247
      Real estate                                        1,260           1,212           1,199
      Loans to policyholders                             5,992           5,583           5,488
      Cash and certificates of deposit                     588             740             874
      Funds withheld by ceding insurers                  4,098           3,555           3,340
      Premiums in course of collection                     371             606             505
      Interest due and accrued                             600             558             633
      Future income taxes                                  239             275             188
      Goodwill                                           1,607           1,679           1,696
      Other assets                                       1,393           1,300           1,285
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------

      Total assets                                    $ 58,148        $ 55,754        $ 55,454
                                                   ============     ===========     ===========
                                                   ============     ===========     ===========

      Liabilities

      Policy liabilities
         Actuarial liabilities                        $ 43,540        $ 41,567        $ 41,231
         Provision for claims                              707             747             821
         Provision for policyholders' dividends            356             335             345
         Provision for experience rating refunds           753             661             599
         Policyholders' funds                            1,704           1,789           1,827
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                        47,060          45,099          44,823

      Commercial paper and other loans                   1,002           1,032             960
      Current income taxes                                 294             433             387
      Other liabilities                                  2,084           1,982           2,014
      Repurchase agreements                                445               -               -
      Net deferred gains on portfolio investments sold   1,052           1,095           1,030
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                        51,937          49,641          49,214

      Minority and other int(notes3)                     1,924           1,933           2,165

      Capital Stock and Surplus

         Capital stock (note 4)                          2,083           2,086           2,086
         Surplus                                         1,863           1,868           1,763
         Provision for unrealized gain on translation
           of net investment in foreign operations         341             226             226
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                         4,287           4,180           4,075
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------

      Liabilities, capital stock and surplus          $ 58,148        $ 55,754        $ 55,454
                                                   ============     ===========     ===========
                                                   ============     ===========     ===========

      United States assets and liabilities have been translated at the market rates of $1.5790 Canadian for September 30, 2001,
       $1.5000 Canadian for December 31, 2000 and $1.5070 Canadian for September 30, 2000.

                  CONSOLIDATED STATEMENT OF SURPLUS (unaudited)
                            (in millions of dollars)


                                                                    for the nine months
                                                                    ended September 30
                                                             ----------------------------------
                                                             ----------------------------------
                                                                    2001               2000


Balance, beginning of year
    As previously reported                                        $ 1,868              $ 1,553
    Change in accounting policy (note 2)                                -                  (44)
                                                             -------------     ----------------
                                                             -------------     ----------------
    As restated                                                     1,868                1,509

Net income                                                            349                  492

Acquisition discount - preferred shares of subsidiary                   1                    -

Common share cancellation excess                                     (118)                 (36)

Dividends to shareholders
      Preferred shareholders                                          (23)                 (23)
      Common shareholders                                            (214)                (179)
                                                             -------------     ----------------
                                                             -------------     ----------------

Balance, end of period                                            $ 1,863              $ 1,763
                                                             =============     ================
                                                             =============     ================











                                                 for the three months          for the nine months
                                                  ended September 30           ended September 30
                                              ---------------------------   --------------------------
                                              ---------------------------   --------------------------
                                                 2001            2000         2001            2000

Operations
   Net income                                      $ 131           $ 171        $ 349           $ 492
   Adjustments for non-cash items:
      Change in policy liabilities                   432             321          968             604
      Change in funds withheld by ceding insurers   (294)           (307)        (543)           (914)
      Change in current income taxes payable         (31)             73         (139)             68
      Future income tax expense                       61             (17)          30              19
      Amortization of goodwill                        16              16           48              49
      Other                                           69            (294)         278            (420)
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
Cash flows from operations                           384             (37)         991            (102)

Financing Activities
   Issue of common shares                              6               1           14               2
   Purchased and cancelled common shares             (69)            (24)        (135)            (43)
   Issue of debentures                                 -             200            -             200
   Issue (repayment) of commercial paper and other lo(17)            (51)         (52)             55
   Dividends paid                                    (84)            (70)        (237)           (202)
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
                                                    (164)             56         (410)             12

Investment Activities
   Bond sales and maturities                       3,510           3,149       13,597          11,852
   Mortgage loan repayments                          610             317        1,497           1,263
   Stock sales                                        42              83          393             170
   Real estate sales                                   6               7            6              17
   Change in loans to policyholders                 (178)             65         (409)           (152)
   Change in repurchase agreements                    94              (1)         445            (119)
   Investment in subsidiaries                          -               -          (15)              -
   Investment in bonds                            (3,968)         (3,315)     (14,543)        (11,069)
   Investment in mortgage loans                     (320)           (238)      (1,070)         (1,066)
   Investment in stocks                              (31)            (96)        (612)           (571)
   Investment in real estate                          (9)            (32)         (22)           (107)
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
                                                    (244)            (61)        (733)            218

Increase in cash and certificates of deposit         (24)            (42)        (152)            128

Cash and certificates of deposit,
   beginning of period                               612             916          740             746

Cash and certificates of deposit,
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
   end of period                                   $ 588           $ 874        $ 588           $ 874
                                              ===========     ===========   ==========     ===========
                                              ===========     ===========   ==========     ===========











         Notes to Interim Consolidated Financial Statements (unaudited)
            (Amounts in millions of dollars unless otherwise noted)





1.   Basis of Presentation

     The interim unaudited consolidated financial statements of Great-West Lifeco Inc. (Lifeco) at September 30, 2001 have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation followed at the most recent annual report dated December 31, 2000.



2.   Change in Accounting Policies

     The adoption of the Canadian Institute of Chartered Accountants (CICA) Handbook Section 3461 Employee Future Benefits effective January 1, 2000 resulted in the recognition of the cost of all post retirement benefits other than pensions over the periods of employee service. This change in accounting policy was applied retroactively without restatement of prior years' financial statements and resulted in a charge to surplus of $44 million, an increase in other liabilities of $77 million, an increase in future income taxes receivable of $30 million and a reduction in minority interest of $3 million at January 1, 2000. The impact of this change in accounting policy on net income was not material.



     The adoption of the new standards in the CICA Handbook Section 3500 Earnings Per Share effective January 1, 2001 resulted in the presentation of diluted earnings per share in the Company's financial statements. The new section harmonizes Canadian standards with the United States standards in the calculation of diluted earnings per share. This change in accounting policy has been applied retroactively. The impact of this change in accounting policy to the financial statements was not material.







3.   Minority and Other Interests

     The Company holds a 100% interest in The Great-West Life Assurance Company (Great-West) and Great-West Life & Annuity Insurance Company (GWL&A) at September 30, 2001 and September 30, 2000. The minority and other interests of GWL&A and Great-West and its subsidiaries are:

     ---------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------

     a) For the nine months ended September 30                           2001            2000
                                                                      ------------   -------------
                                                                      ------------   -------------
        Participating policyholders
                  Net income attributable to participating policyholders
                     before policy dividends
                       Great-West                                            $ 75            $ 72
                       London Life                                            355             363
                       GWL&A                                                  155             137


                  Policyholder dividends
                       Great-West                                              64              60
                       London Life                                            366             344
                       GWL&A                                                  151             132
                                                                      ------------   -------------
                                                                      ------------   -------------
                  Net income                                                  $ 4            $ 36
                                                                      ------------   -------------
                                                                      ------------   -------------

        Preferred shareholder dividends                                        16              25

        Minority shareholders' interest                                         4               2
                                                                      ------------   -------------
                                                                      ------------   -------------
        Total                                                                $ 24            $ 63
                                                                      ============   =============
                                                                      ============   =============

     ---------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------

     b) At the end of                                   September 30,  December 31,   September 30,
                                                           2001          2000            2000
                                                        -----------   ------------   -------------
                                                        -----------   ------------   -------------

        Participating policyholders' share of
           undistributed surplus
                  Great-West                                 $ 339          $ 328           $ 337
                  London Life                                  889            899             897
                  GWL&A                                        235            219             222
                                                        -----------   ------------   -------------
                                                        -----------   ------------   -------------
                                                             1,463          1,446           1,456

        Preferred shareholders                                 459            477             700

        Minority interests in capital stock and surplus          2             10               9
                                                        -----------   ------------   -------------
                                                        -----------   ------------   -------------
                                                           $ 1,924        $ 1,933         $ 2,165
                                                        ===========   ============   =============
                                                        ===========   ============   =============


        Preferred Shareholders

     In January 2001, as a result of a joint offer dated December 14, 2000 by Lifeco and Great-West, the Company through a wholly-owned subsidiary, purchased 658,311 Series L 5.20% Non-Cumulative Preferred Shares of Great-West. The purchase price was $23.00 per share for an aggregate purchase price of $15.1 million. The discount of $2.00 per share, or $1.3 million, was recorded on consolidation as an increase in surplus.













4.   Capital Stock
     Authorized
         Unlimited First Preferred Shares
         Unlimited Class A Preferred Shares
         Unlimited Second Preferred Shares
         Unlimited Common Shares

     Issued and Outstanding

                                       September 30, 2001         September 30, 2000
                                   ---------------------------   ---------------------------------
                                   ---------------------------   ---------------------------------
                                                  Stated Value                        Stated Value
                                     Number       (thousands)      Number             (thousands)
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------
     Preferred Shares:

         Series B, 7.45% Non-Cumulative
             First Preferred Shares  4,000,000      $ 100,000      4,000,000            $ 100,000
         Series C, 7.75% Non-Cumulative
             First Preferred Shares  4,000,000        100,000      4,000,000              100,000
         Series D, 4.70% Non-Cumulative
             First Preferred Shares  8,000,000        200,000      8,000,000              200,000
         Series 1, 5.00% Non-Cumulative
             Class A Preferred Shares5,192,242        129,806      5,192,242              129,806
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------

         Balance, end of period     21,192,242      $ 529,806     21,192,242            $ 529,806
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------

     Common Shares:

         Balance, beginning of year372,404,725    $ 1,556,559    374,380,245          $ 1,560,892
         Purchased and cancelled under
            Normal Course Issuer Bid(3,958,800)       (16,598)    (1,738,500)              (7,251)
         Issued under Stock Option   1,485,079         13,443        244,400                2,293
            Plan
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------

         Balance, end of period    369,931,004    $ 1,553,404    372,886,145          $ 1,555,934
                                   ------------   ------------   ------------         ------------
                                   ------------   ------------   ------------         ------------

     Total Capital Stock                          $ 2,083,210                         $ 2,085,740
                                                  ============                        ============
                                                  ============                        ============



     Stock Option Plan

     At September 30, 2001, options to purchase up to an aggregate of 12,519,642 (13,994,251 at September 30, 2000) common shares at various prices from $8.48 to $35.06 were outstanding. The options outstanding have a weighted average exercise price of $18.55 and a weighted average remaining contractual life of 6.6 years at September 30, 2001.








5.  Earnings Per Common Share

     The following table provides the reconciliation between basic and diluted earnings per common share:

                                                     for the three montfor the nine months
                                                     ended September 30  ended September 30
                                                      -----------------------------------
                                                      ----------------  -----------------
                                                       2001     2000     2001     2000
                                                      ----------------  -----------------
                                                      ----------------  -----------------
    a) Earnings

       Net income - common shareholders                $ 124    $ 164     $ 326    $ 469

       Add:

           -Dividends on convertible preferred shares (1)  -        7         -       23
                                                      -------  -------  -------- --------
                                                      -------  -------  -------- --------

       Net income - common shareholders - diluted basis$ 124    $ 171     $ 326    $ 492
                                                      =======  =======  ======== ========
                                                      =======  =======  ======== ========


    b) Number of Common Shares

       Average number of common shares outstanding       372      374       372      374

       Add:

           -Potential conversion of preferred shares       -       24 (1)     -       24
                to common shares

           -Potential exercise of outstanding stock        6        4         6        4
                options
                                                      -------  -------  -------- --------
                                                      -------  -------  -------- --------

       Average number of common shares outstanding       378      402       378      402
                                                      =======  =======  ======== ========
                                                      =======  =======  ======== ========

    Earnings per Common Share ( a) divided by b) )

       Basic                                          $ 0.334  $0.440   $ 0.877   $1.254
                                                      =======  =======  ======== ========
                                                      =======  =======  ======== ========

       Diluted                                        $ 0.329  $0.426   $ 0.862   $1.222
                                                      =======  =======  ======== ========
                                                      =======  =======  ======== ========

       (1) If dilutive

6.  Related Party Transactions (changes since December 31, 2000 annual report)

     On April 19, 2001, Great-West successfully completed its previously announced investment of $230 million to acquire 9,200,000 Investors Group treasury common shares.

7.  Contingent Liabilities (changes since December 31, 2000 annual report)

     On June 29, 2001, London Life announced an agreement to settle proposed class actions related to the availability of policyholder dividends to pay future premiums. The settlement agreement, which covers five of six such actions, has been approved by the Supreme Court of British Columbia, the Quebec Superior Court, and the Ontario Superior Court of Justice. Estimated future settlement benefits of $180 million and expenses related to the administration of the settlement in the amount of $20 million have been fully provided for in existing reserves in London Life's participating account. Actual results could differ from those estimates.

8.  U.S. disaster of September 11, 2001

     Results include a third quarter charge of $73 million after-tax in the shareholder account and $9 million after-tax in the participating policyholder account related to claims provisions from the U.S. disaster of September 11, 2001, essentially related to the reinsurance business. Actual results could differ from those estimates.

9.  Commitments (changes since December 31, 2000 annual report)

     On August 3, 2001, an agreement was entered into for the sale of London Insurance Group Inc.'s indirect holdings in London Guarantee Insurance Company, subject to regulatory approval and the satisfaction of certain conditions contained in the agreement. The investment in London Guarantee Insurance Company is carried at cost, effective August 3, 2001 resulting in the Company ceasing consolidating operating results and the assets and liabilities of London Guarantee Insurance Company in its accounts.










10.  Segmented Information
Consolidated Operations
For the three months ended September 30, 2001

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                             Participating
                                         Shareholders                                        Policyholders
                                         --------------------------------------------------  ----------
                                         --------------------------------------------------  --------
                                                   Individual                                Individual
                                                   Insurance &                                   Insurance &
                                          Group    Investment Reinsurance                    Investment  Total
                                         Insurance Products   & SpecialtCorporate  Total     Products    Canada
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 515      $ 155     $ 853       $ 3    $ 1,526     $ 319      $ 1,845
         Net investment income                55        121       115        29        320       217          537
         Fee and other income                 15         80         -         3         98         -           98
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                            585        356       968        35      1,944       536        2,480
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   440        197     1,017         6      1,660       477        2,137
         Other                                97         89        12         6        204        61          265
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  48         70       (61)       23         80        (2)          78
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             18         26        (7)        6         43         9           52
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             30         44       (54)       17         37       (11)          26
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         1         5          6       (11)          (5)
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  30         44       (55)       12         31         -           31
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  6          7         2         -         15         -           15
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 24       $ 37     $ (57)     $ 12       $ 16       $ -         $ 16
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ 7        $ 7       $ -          $ 7
         Net income - common shareholders     24         37       (57)        5          9         -            9
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 24       $ 37     $ (57)     $ 12       $ 16       $ -         $ 16
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended September 30, 2001

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholders                            Policyholders
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  -----------
                                         Employee* Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 439      $ 183       $ -     $ 622       $ 78     $ 700      $ 2,545
         Net investment income                36        187        (2)      221        134       355          892
         Fee and other income                332         55         -       387          -       387          485
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                            807        425        (2)    1,230        212     1,442        3,922
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   379        272         -       651        206       857        2,994
         Other                               321         82         4       407          3       410          675
         Special Charges                       -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                 107         71        (6)      172          3       175          253
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             36         23        (3)       56          2        58          110
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             71         48        (3)      116          1       117          143
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         -         -          1         1           (4)
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  71         48        (3)      116          -       116          147
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  -          -         1         1          -         1           16
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 71       $ 48      $ (4)    $ 115        $ -     $ 115        $ 131
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ -        $ -       $ -          $ 7
         Net income - common shareholders     71         48        (4)      115          -       115          124
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 71       $ 48      $ (4)    $ 115        $ -     $ 115        $ 131
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     *   See Note 11






     For the three months ended September 30, 2000

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                             Participating
                                            Shareholders                                        Policyholders
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ---------------------
                                                   Individual                                     Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance Products   & SpecialtCorporate  Total     Products    Canada
                                         -------------------  -----------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 473       $ 81     $ 599       $ -    $ 1,153     $ 318      $ 1,471
         Net investment income                53        127       124        31        335       239          574
         Fee and other income                 12         72         1         3         88         -           88
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                            538        280       724        34      1,576       557        2,133
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   411        122       690        (3)     1,220       465        1,685
         Other                                87         97        16         6        206        72          278
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  40         61        18        31        150        20          170
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             16         23         2        14         55        18           73
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             24         38        16        17         95         2           97
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         1         7          8         2           10
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  24         38        15        10         87         -           87
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  5          7         3         -         15         -           15
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 19       $ 31      $ 12      $ 10       $ 72       $ -         $ 72
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ 7        $ 7       $ -          $ 7
         Net income - common shareholders     19         31        12         3         65         -           65
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 19       $ 31      $ 12      $ 10       $ 72       $ -         $ 72
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended September 30, 2000

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholders                            Policyholders
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  -----------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 455      $ 344       $ -     $ 799       $ 75     $ 874      $ 2,345
         Net investment income                35        199        11       245        122       367          941
         Fee and other income                285         46         -       331          -       331          419
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                            775        589        11     1,375        197     1,572        3,705
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   385        470         1       856        189     1,045        2,730
         Other                               305         54         2       361          6       367          645
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  85         65         8       158          2       160          330
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             28         21         8        57          2        59          132
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             57         44         -       101          -       101          198
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         1         1          -         1           11
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  57         44        (1)      100          -       100          187
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  1          -         -         1          -         1           16
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 56       $ 44      $ (1)     $ 99        $ -      $ 99        $ 171
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ -        $ -       $ -          $ 7
         Net income - common shareholders     56         44        (1)       99          -        99          164
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 56       $ 44      $ (1)     $ 99        $ -      $ 99        $ 171
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========










Consolidated Operations
For the nine months ended September 30, 2001

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholders                                        Policyholders
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada
                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                  $ 1,505      $ 484   $ 2,328      $ 11    $ 4,328     $ 986      $ 5,314
         Net investment income               162        382       337        88        969       663        1,632
         Fee and other income                 45        229         1        11        286         -          286
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                          1,712      1,095     2,666       110      5,583     1,649        7,232
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders 1,293        612     2,631        20      4,556     1,404        5,960
         Other                               289        276        50        16        631       212          843
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                 130        207       (15)       74        396        33          429
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             51         77        (3)       20        145        33          178
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             79        130       (12)       54        251         -          251
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         4        16         20         -           20
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  79        130       (16)       38        231         -          231
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                 17         21         6         1         45         -           45
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 62      $ 109     $ (22)     $ 37      $ 186       $ -        $ 186
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -      $ 22       $ 22       $ -         $ 22
         Net income - common shareholders     62        109       (22)       15        164         -          164
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 62      $ 109     $ (22)     $ 37      $ 186       $ -        $ 186
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the nine months ended September 30, 2001

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholders                            Policyholders
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee* Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                  $ 1,305      $ 696       $ -   $ 2,001      $ 297    $2,298      $ 7,612
         Net investment income               102        606        (3)      705        399     1,104        2,736
         Fee and other income                969        159         -     1,128          -     1,128        1,414
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                          2,376      1,461        (3)    3,834        696     4,530       11,762
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders 1,150      1,041        (1)    2,190        670     2,860        8,820
         Other                             1,000        197         7     1,204         14     1,218        2,061
         Special Charges                     202          -         -       202          -       202          202
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  24        223        (9)      238         12       250          679
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                              3         69         -        72          8        80          258
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             21        154        (9)      166          4       170          421
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         -         -          4         4           24
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  21        154        (9)      166          -       166          397
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  2          -         1         3          -         3           48
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 19      $ 154     $ (10)    $ 163        $ -     $ 163        $ 349
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ 1       $ 1        $ -       $ 1         $ 23
         Net income - common shareholders     19        154       (11)      162          -       162          326
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 19      $ 154     $ (10)    $ 163        $ -     $ 163        $ 349
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     *   See Note 11






     For the nine months ended September 30, 2000

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholders                                        Policyholders
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada
                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                  $ 1,398      $ 448   $ 1,806       $ -    $ 3,652     $ 972      $ 4,624
         Net investment income               157        397       319        80        953       714        1,667
         Fee and other income                 38        210         2         8        258         -          258
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                          1,593      1,055     2,127        88      4,863     1,686        6,549
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders 1,218        571     2,038        (2)     3,825     1,384        5,209
         Other                               260        297        41         9        607       204          811
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                 115        187        48        81        431        98          529
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             47         71         1        31        150        67          217
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             68        116        47        50        281        31          312
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         2        21         23        31           54
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  68        116        45        29        258         -          258
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                 17         21         6         2         46         -           46
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 51       $ 95      $ 39      $ 27      $ 212       $ -        $ 212
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -      $ 23       $ 23       $ -         $ 23
         Net income - common shareholders     51         95        39         4        189         -          189
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 51       $ 95      $ 39      $ 27      $ 212       $ -        $ 212
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the nine months ended September 30, 2000

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholders                            Policyholders
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                  $ 1,360      $ 802       $ -   $ 2,162      $ 279    $2,441      $ 7,065
         Net investment income               100        591        35       726        354     1,080        2,747
         Fee and other income                820        134         -       954          -       954        1,212
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                          2,280      1,527        35     3,842        633     4,475       11,024
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders 1,120      1,166         1     2,287        604     2,891        8,100
         Other                               937        166         6     1,109         17     1,126        1,937
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                 223        195        28       446         12       458          987
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             75         65        19       159          7       166          383
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                            148        130         9       287          5       292          604
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Minority and other interests              -          -         4         4          5         9           63
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization 148        130         5       283          -       283          541
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Amortization of goodwill                  3          -         -         3          -         3           49
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                            $ 145      $ 130       $ 5     $ 280        $ -     $ 280        $ 492
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ -        $ -       $ -         $ 23
         Net income - common shareholders    145        130         5       280          -       280          469
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                        $ 145      $ 130       $ 5     $ 280        $ -     $ 280        $ 492
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========


11.  Special Charges

Results include a non-recurring charge of $202 million pre-tax ($132 million after-tax) plus related operating losses of $32 million after-tax, both related to Alta Health & Life Insurance Company (Alta) an indirect wholly-owned subsidiary, previously reported as part of the Company's United States Employee
Benefits segment. The total impact of Alta on net income for the three months ended September 30, 2001 was negligible.

